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                                                                    EXHIBIT 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 9, 1998 included in Dan River Inc.'s Current Report on Form 8-k filed on October 14, 1998 and to all references to our Firm included in this registration statement.



                                                          ARTHUR ANDERSEN L.L.P.


Atlanta, Georgia
November 9, 1998